Exhibit T3A-32

10 Attachment B: Organizational Documents Business Name, as it appears on the applicant’s certificate of incorporation, charter, bylaws, partnership agreement or other legal business formation documents: DocHouse LLC Trade names and DBA (doing business as) names: Principal Business Address: 8080 Old York Road, Suite 225 City: Elkins Park State: PA Zip Code: 19027 Phone: 215-277-1410 Fax: 215-277-1752 Email: Justin@DocHouses.com Instructions: • Attach certified copies of the applicant’s certificate of incorporation, partnership agreement, charter or other such documentation. If the applicant is not organized in Pennsylvania, attach certified copies of documentation that show that the applicant is authorized to do business in Pennsylvania • Complete this cover sheet. Scan this sheet and the organizational documents and save it as a PDF file called “Attachment B,” using the appropriate file name format

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING: DOCHOUSE, LLC I, Pedro A. Cortés, Secretary of the Commonwealth of Pennsylvania, do hereby certify that the foregoing and annexed is a true and correct copy of Creation Filing filed on Feb 9, 2015 Effective Mar 1, 2015 - Pages (2) which appear of record in this department. Certification Number: TSC170305000003-1 Verify this certificate online at http://www.corporations.pa.gov/orders/verify.aspx C O M M O N W E A L T H O F P E N N S Y L V A N I A D E P A R T M E N T O F S T A T E 03/05/2017

Attachment B: Organizational Documents

Instructions:

- Attach certified copies of the applicant's certificate of incorporation, partnership agreement, charter or other such documentation. If the applicant is not organized in Pennsylvania, attach certified copies of documentation that show that the applicant is authorized to do business in Pennsylvania
- Complete this cover sheet. Scan this sheet and the organizational documents and save it as a PDF file called "Attachment B," using the appropriate file name format

Business Name, as it appears on the applicant's certificate of incorporation, charter, bylaws, partnership agreement or other legal business formation documents: **DocHouse LLC**		
Trade names and DBA (doing business as) names:		
Principal Business Address: **8080 Old York Road, Suite 225**		
City: **Elkins Park**	State: **PA**	Zip Code: **19027**
Phone: **215-277-1410**	Fax: **215-277-1752**	Email: **Justin@DocHouses.com**

pennsylvania
DEPARTMENT OF HEALTH

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

03/05/2017

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

DOCHOUSE, LLC

I, Pedro A. Cortés, Secretary of the Commonwealth of Pennsylvania, do hereby certify that the foregoing and annexed is a true and correct copy of

Creation Filing filed on Feb 9, 2015 Effective Mar 1, 2015 - Pages (2)

which appear of record in this department.

SECRETARY OF THE COMMONWEALTH PENNSYLVANIA

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year above written

Pedro A. Cortés

Secretary of the Commonwealth

Certification Number: TSC170305000003-1

Verify this certificate online at http://www.corporations.pa.gov/orders/verify.aspx

Entity #: 4329884
Date Filed: 02/09/2015
Effective Date: 03/01/2015
Pedro A. Cortés
Acting Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Certificate of Organization
Domestic Limited Liability Company
(15 Pa.C.S. § 8913)

Name
Justin S. Moriconi
Address
302 Stowe Rd.
City State Zip Code
Elkins Park, PA 19027

Document will be returned to the

Commonwealth of Pennsylvania
CERTIFICATE OF ORGANIZATION 3 Page(s)
T1504862131

Fee: $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company *(designator is required, i.e., "company", "limited" or "limited liability company" or abbreviation)*:
Compassion Organics, LLC

2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
2127 Flowing Springs Rd.	Chester Springs, PA		19425	USA

(b) Name of Commercial Registered Office Provider — County
c/o:

3. The name and address, including street and number, if any, of each organizer is *(all organizers must sign on page 2)*:

Name	Address
Christopher McGowan	2127 Flowing Springs Rd., Chester Springs, PA 19425
Justin S. Moriconi	302 Stowe Rd., Elkins Park, PA 19027
Adam C. Lazarow	1708 Christian St. #B, Philadelphia, PA 19146

PA DEPT. OF STATE

FEB 09 2015

DSCB:15-8913-2

4. *Strike out if inapplicable term*
~~A member's interest in the company is to be evidenced by a certificate of membership interest.~~

5. *Strike out if inapplicable:*
Management of the company is vested in a manager ~~or managers~~.

6. The specified effective date, if any is: March 1, 2015 .
month date year hour, if any

7. *Strike out if inapplicable:* ~~The company is a restricted professional company organized to render the following restricted professional service(s):~~

____

____

8. For additional provisions of the certificate, if any, attach an 8½ x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this

4th day of February, 2015

Signature

Signature

Signature

Entity #: 4329884
Date Filed: 04/10/2015
Pedro A. Cortés
Acting Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Certificate of Amendment-Domestic

(15 Pa.C.S.)

____ Limited Partnership (§ 8512)
____ Limited Liability Company (§ 8951)

Name
Justin Moriconi

Address
302 Stowe Rd.

City State Zip Code
Elkins Park, PA 19027

Commonwealth of Pennsylvania
LIMITED LIABILITY AMENDMENT 4 Page(s)

T1510311120

Fee: $70

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:
Compassion Organics, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: 02/09/2015

3. *Check, and if appropriate complete, one of the following:*

✘ The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

Name Change to 3BUDS, LLC

___ The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. *Check, and if appropriate complete, one of the following:*

✘ The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

___ The amendment shall be effective on: d________ at ______.
Date Hour

PA DEPT. OF STATE
APR 10 2015

5. *Check if the amendment restates the Certificate of Limited Partnership/Organization:*

X The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

16th day of April, 2015.

3BUDS, LLC

Name of Limited Partnership/Limited Liability Company

Signature

MEMBER

Title

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS
401 NORTH STREET, ROOM 206
P.O.BOX 8722
HARRISBURG,PA 17105-8722
WWW.CORPORATIONS.PA.GOV

JUSTIN MORICANI
302 STOWE RD
ELKINS PARK PA 19027

DOCHOUSE, LLC

THE BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS IS HAPPY TO SEND YOUR FILED DOCUMENT. THE BUREAU IS HERE TO SERVE YOU AND WE WOULD LIKE TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

IF YOU HAVE ANY QUESTIONS PERTAINING TO THE BUREAU,PLEASE VISIT OUR WEBSITE AT www.dos.pa.gov/BusinessCharities OR YOU MAY CONTACT US BY TELEPHONE AT (717)787-1057. INFORMATION REGARDING BUSINESS AND UCC FILINGS CAN BE FOUND ON OUR SEARCHABLE DATABASE AT www.corporations.pa.gov/Search/CorpSearch .

ENTITY NUMBER : 4329884

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Entity# : 4329884
Date Filed : 05/13/2016
Pedro A. Cortés
Secretary of the Commonwealth

☒ Return document by mail to:

JUSTIN MORICONI
Name
302 STOWE RD.
Address
ELKINS PARK PA 19027
City State Zip Code

☒ Return document by email to: JUSTINMORICONI@YAHOO.COM

Certificate of Amendment - Domestic
Limited Partnership/Limited Liability Company

TML160516JM1383

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

Fee: $70

Check one: ☐ Limited Partnership (§ 8512) ☒ Limited Liability Company (§ 8951)

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is: 3BUDS, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: 03/01/2015 Date (MM/DD/YYYY)

3. *Check, and if appropriate complete, one of the following:*

X The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:
CHANGED NAME FROM "3BUDS, LLC" TO "DOCHOUSE, LLC"

__ The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. *Check, and if appropriate complete, one of the following:*

__ The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

X The amendment shall be effective on: 05/09/2016 Date (MM/DD/YYYY) at ______ Hour (if any).

PA DEPT. OF STATE
MAY 13 2016

5. *Check if the amendment restates the Certificate of Limited Partnership/Organization:*

____ The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

9th day of May, 2016.

DOCHOUSE

Name of Limited Partnership/Limited Liability Company

[signature]

Signature

MANAGER

Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Entity# : 4329884
Date Filed : 01/12/2017
Pedro A. Cortés
Secretary of the Commonwealth

☐ Return document by mail to:

Justin S Moriconi
Name

302 Stowe Rd.,
Address

Elkins Park	PA	19027
City	State	Zip Code

☐ Return document by email to: ____________

Change of Regis[tered Office]
DSCB: 15-1507/55[...]

(rev. 7/2015)

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

Fee: $5.00 The type of domestic association (check only one):

☐ Business Corporation ☒ Limited Liability Company ☐ Limited Liability Limited Partnership
☐ Nonprofit Corporation ☐ Limited Partnership

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. § 1507/5507/8506/8906 (relating to change of registered office), the undersigned domestic corporation, limited liability company, limited partnership or limited liability limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the association is: **DOCHOUSE, LLC**

2. The current registered office address as on file with the Department of State. Complete part (a) OR (b) – not both:

(a)

2127 Flowing Springs Rd.,	Chester Springs	PA	19425	Chester
Number and Street	City	State	Zip	County

(b) **c/o:** ____________
Name of Commercial Registered Office Provider County

3. New address. Complete part (a) or (b) – not both:

(a) The address in this Commonwealth to which the registered office of the corporation, limited partnership or limited liability company is to be changed is:

8080 Old York Road, Suite 225	Elkins Park	PA	19027	Montgomery
Number and Street	City	State	Zip	County

(b) The registered office of the corporation, limited partnership or limited liability company shall be provided by:

c/o: ____________
Name of Commercial Registered Office Provider County

4. *For corporations only:* Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement or Certificate of Change of Registered Office to be signed by a duly authorized officer, general partner, member or manager thereof this

12 day of January , 2017 .

DOCHOUSE, LLC
Name of Corporation/Limited Partnership/
Limited Liability Limited Partnership/Limited Liability Company

Justin Moriconi
Signature

Manager
Title

PENN File: January 12, 2017

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

11/12/2020

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

DOCHOUSE, LLC

I, Kathy Boockvar, Secretary of the Commonwealth of Pennsylvania, do hereby certify that the foregoing and annexed is a true and correct copy of

Creation Filing filed on Feb 9, 2015 Effective Mar 1, 2015 - Pages (2)
Amendment filed on Apr 10, 2015 - Pages (2)
Amendment filed on May 13, 2016 - Pages (2)
Amendment filed on Jan 12, 2017 - Pages (1)

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year above written

Secretary of the Commonwealth

Certification Number: TSC201112090330-1

Verify this certificate online at http://www.corporations.pa.gov/orders/verify

Entity #: 4329884
Date Filed: 02/09/2015
Effective Date: 03/01/2015
Pedro A. Cortés
Acting Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Certificate of Organization
Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

Document will be returned to the

Name
Justin S. Moriconi
Address
302 Stowe Rd.
City State Zip Code
Elkins Park, PA 19027

Commonwealth of Pennsylvania
CERTIFICATE OF ORGANIZATION 3 Page(s)
T1504862131

Fee: $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company *(designator is required, i.e., "company", "limited" or "limited liability company" or abbreviation)*:
Compassion Organics, LLC

2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
2127 Flowing Springs Rd.	Chester Springs,	PA	19425	USA

(b) Name of Commercial Registered Office Provider — County
c/o:

3. The name and address, including street and number, if any, of each organizer is *(all organizers must sign on page 2)*:

Name	Address
Christopher McGowan	2127 Flowing Springs Rd., Chester Springs, PA 19425
Justin S. Moriconi	302 Stowe Rd., Elkins Park, PA 19027
Adam C. Lazarow	1708 Christian St. #B, Philadelphia, PA 19146

PA DEPT. OF STATE

FEB 09 2015

DSCB:15-8913-2

4. *Strike out if inapplicable term*
~~A member's interest in the company is to be evidenced by a certificate of membership interest.~~

5. *Strike out if inapplicable:*
Management of the company is vested in a manager ~~or managers~~.

6. The specified effective date, if any is: March 1, 2015 .
month date year hour, if any

7. *Strike out if inapplicable:* ~~The company is a restricted professional company organized to render the following restricted professional service(s):~~

8. For additional provisions of the certificate, if any, attach an 8½ x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this

4th day of February, 2015.

Signature

Signature

Signature

Entity #: 4329884
Date Filed: 04/10/2015
Pedro A. Cortés
Acting Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Certificate of Amendment-Domestic

(15 Pa.C.S.)

____ Limited Partnership (§ 8512)
____ Limited Liability Company (§ 8951)

Name
Justin Moriconi
Address
302 Stowe Rd.
City State Zip Code
Elkins Park, PA 19027

Commonwealth of Pennsylvania
LIMITED LIABILITY AMENDMENT 4 Page(s)

T1510311120

Fee: $70

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:
Compassion Organics, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: 02/09/2015

3. *Check, and if appropriate complete, one of the following:*

X The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

Name Change to 3BUDS, LLC

____ The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. *Check, and if appropriate complete, one of the following:*

X The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

____ The amendment shall be effective on: d________ at ______.
Date Hour

PA DEPT. OF STATE

APR 10 2015

5. *Check if the amendment restates the Certificate of Limited Partnership/Organization:*

✗ The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

16th day of April, 2015.

3BUDS, LLC

Name of Limited Partnership/Limited Liability Company

Signature

MEMBER

Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Entity# : 4329884
Date Filed : 05/13/2016
Pedro A. Cortés
Secretary of the Commonwealth

☒ Return document by mail to:

JUSTIN MORICONI
Name

302 STONE RD.
Address

ELKINS PARK | PA | 19027
City | State | Zip Code

☒ Return document by email to: JUSTINMORICONI@YAHOO.COM

Certificate of Amendment - Domestic
Limited Partnership/Limited Liability Company

TML160516JM1383

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

Fee: $70

Check one: ☐ Limited Partnership (§ 8512) ☒ Limited Liability Company (§ 8951)

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:

3BUDS, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: 03/01/2015
Date (MM/DD/YYYY)

3. *Check, and if appropriate complete, one of the following:*

X The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

CHANGED NAME FROM "3BUDS, LLC" TO "DOCHOUSE, LLC"

___ The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. *Check, and if appropriate complete, one of the following:*

___ The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

X The amendment shall be effective on: 05/09/2016 at ________.
Date (MM/DD/YYYY) Hour (if any)

PA DEPT. OF STATE
MAY 13 2016

5. *Check if the amendment restates the Certificate of Limited Partnership/Organization:*

____ The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

9th day of May, 2016.

DOCHOUSE

Name of Limited Partnership/Limited Liability Company

[signature]

Signature

MANAGER

Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Entity# : 4329884
Date Filed : 01/12/2017
Pedro A. Cortés
Secretary of the Commonwealth

☐ Return document by mail to:

Justin S Moriconi
Name

302 Stowe Rd.,
Address

Elkins Park PA 19027
City State Zip Code

☐ Return document by email to:

Change of Regis[tered Office]
DSCB: 15-1507/55[...]
(rev. 7/2015)

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

Fee: $5.00

The type of domestic association (check only one):

☐ Business Corporation ☒ Limited Liability Company ☐ Limited Liability Limited Partnership
☐ Nonprofit Corporation ☐ Limited Partnership

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. § 1507/5507/8506/8906 (relating to change of registered office), the undersigned domestic corporation, limited liability company, limited partnership or limited liability limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the association is: **DOCHOUSE, LLC**

2. The current registered office address as on file with the Department of State. Complete part (a) OR (b) – not both:

(a)

Number and Street	City	State	Zip	County
2127 Flowing Springs Rd.,	Chester Springs	PA	19425	Chester

(b) **c/o:**

Name of Commercial Registered Office Provider County

3. New address. Complete part (a) or (b) – not both:

(a) The address in this Commonwealth to which the registered office of the corporation, limited partnership or limited liability company is to be changed is:

Number and Street	City	State	Zip	County
8080 Old York Road, Suite 225	Elkins Park	PA	19027	Montgomery

(b) The registered office of the corporation, limited partnership or limited liability company shall be provided by:

c/o:

Name of Commercial Registered Office Provider County

4. *For corporations only:* Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement or Certificate of Change of Registered Office to be signed by a duly authorized officer, general partner, member or manager thereof this

12 day of January , 2017 .

DOCHOUSE, LLC
Name of Corporation/Limited Partnership/
Limited Liability Limited Partnership/Limited Liability Company

Justin Moriconi
Signature

Manager
Title

PENN File: January 12, 2017